U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 20, 2005


                         Diagnostic Products Corporation
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             (Exact name of Registrant as specified in its charter)

        California                     1-9957                    95-2802182
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(State or other jurisdiction      (Commission File              (IRS Employer
      of incorporation)                Number)               Identification No.)

        5210 Pacific Concourse Drive, Los Angeles, California 90045-6900
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               (Address of principal executive offices) (Zip Code)

                                 (310) 645-8200
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              (Registrant's telephone number, including area code)

              5700 West 96th Street, Los Angeles, California 90045
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         Diagnostic Products Corporation
                           Current Report on Form 8-K


ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 25, 2005, Diagnostic Products Corporation announced its results of operations for the quarter ended June 30, 2005. A copy of the related press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS,
           APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Effective July 20, 2005, Maxwell H. Salter retired from the Board of Directors.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    No. 99.1 Press Release issued by Diagnostic Products Corporation, dated July 25, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2005                             Diagnostic Products Corporation


                                                 By: /s/ James L. Brill
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                                                     James L. Brill,
                                                     Vice President, Finance

                                  EXHIBIT INDEX

Exhibit Number
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     99.1 Press Release issued by Diagnostic Products Corporation, dated July 25, 2005.